EXHIBIT 10.4

                             [BANK OF AMERICA LOGO]


                                   COMBINED
             SECOND AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT
                                     AND
             SECOND AMENDMENT TO BUSINESS LOAN SECURITY AGREEMENT


      THIS COMBINED SECOND AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND SECOND AMENDMENT TO BUSINESS LOAN SECURITY AGREEMENT (this "AMENDMENT") is dated as of May 14, 1998, between FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the undersigned "SUBSIDIARY/DEBTORS" (herein so called), and BANK OF AMERICA TEXAS, N.A., a national banking association ("BANK").

                              W I T N E S S E T H:

      WHEREAS, Borrower and Bank entered into that certain Restated Business Loan Agreement dated February 2, 1998, (as amended through the date of this Amendment and as may further be amended, extended, renewed, or restated from time to time, the "LOAN AGREEMENT"), providing for (a) a revolving line of credit of up to $12,000,000, and (b) a bridge loan of up to $5,000,000, each made available by Bank to Borrower;

      WHEREAS, to secure the payment and performance of, among other things, Borrower's obligations under the Loan Agreement, Borrower and Subsidiary/Debtors executed that certain Business Loan Security Agreement dated February 2, 1998 (as amended through the date of this Amendment and as may further be amended, extended, renewed, or restated from time to time, the "SECURITY AGREEMENT"), creating and granting Liens in favor of Bank with respect to certain assets of Borrower and Subsidiary/Debtors;

      WHEREAS, simultaneously with the effectiveness of this Amendment, Borrower is prepaying the Bridge Note in full;

      WHEREAS, Bank and Borrower desire to amend the Loan Agreement as described herein to, among other things, (a) increase the maximum amount available under the revolving line of credit from $12,000,000 to $15,000,000, (b) modify the collateral required to be pledged as security for the indebtedness under the Loan Agreement, (c) amend certain limitations on capital expenditures and acquisitions, and (d) modify certain borrowing base reporting requirements; and

      WHEREAS, Bank, Borrower, and Subsidiary/Debtors desire to amend the Security Agreement as described herein to modify the collateral required to be pledged as security for the indebtedness under the Loan Agreement;

      NOW, THEREFORE, in consideration of the agreements herein contained and subject to the terms and conditions set forth herein, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein and defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

      (a)   SECTION 2.1(A) is entirely amended, as follows:

            (A) DURING THE AVAILABILITY PERIOD DESCRIBED BELOW, THE BANK WILL PROVIDE A LINE OF CREDIT TO THE BORROWER. THE AMOUNT OF THE LINE OF CREDIT (THE "REVOLVING FACILITY COMMITMENT") IS $15,000,000, SUBJECT TO ADJUSTED BORROWING BASE RESTRICTIONS AND REDUCTION IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

      (b)   SECTION 2.1(C) is entirely amended, as follows:

            (C) AT ANY TIME WHEN THE PRINCIPAL AMOUNT OUTSTANDING UNDER THE REVOLVING FACILITY COMMITMENT EXCEEDS $7,500,000, THE BORROWER AGREES NOT TO PERMIT THE OUTSTANDING PRINCIPAL BALANCE OF THE LINE OF CREDIT PLUS THE OUTSTANDING AMOUNTS OF ANY LETTERS OF CREDIT, INCLUDING (I) THE TOTAL FACE AMOUNT OF ALL UNDRAWN AND UNCANCELLED LETTERS OF CREDIT AND (II) AMOUNTS DRAWN ON LETTERS OF CREDIT AND NOT YET REIMBURSED, TO EXCEED THE ADJUSTED BORROWING BASE. IF THE BORROWER EXCEEDS THIS LIMIT, THE BORROWER WILL IMMEDIATELY PAY THE EXCESS TO THE BANK UPON THE BANK'S DEMAND.

      (c)   SECTION 6.2(A) is entirely amended, as follows:

            (A) WITH RESPECT TO ANY COMPANY THAT IS PARTY TO THE SECURITY AGREEMENT ON MAY 5, 1998, PRESENT AND FUTURE ACCOUNTS RECEIVABLE (INCLUDING, WITHOUT LIMITATION, GROWER CONTRACT RECEIVABLES), INVENTORY, MACHINERY, EQUIPMENT, FIXTURES, CONTRACT RIGHTS, PATENTS, TRADEMARKS, LICENSES, OTHER GENERAL INTANGIBLES, INSTRUMENTS, CHATTEL PAPER, AND DOCUMENTS OF SUCH COMPANY, TOGETHER WITH ALL PROCEEDS AND PRODUCTS THEREOF, PURSUANT TO THE SECURITY AGREEMENT; INCLUDING, WITHOUT LIMITATION BORROWER'S RIGHTS TO PAYMENT UNDER THE SAM'S CONTRACT;

      (d)   SECTION 6.2(D) is entirely amended, as follows:

            (D) WITH RESPECT TO ANY COMPANY THAT BECOMES A PARTY TO THE SECURITY AGREEMENT AFTER MAY 14, 1998, ALL PRESENT AND FUTURE ACCOUNTS RECEIVABLE (INCLUDING, WITHOUT LIMITATION, GROWER CONTRACT RECEIVABLES) AND INVENTORY OF SUCH COMPANY, TOGETHER WITH ALL PROCEEDS AND PRODUCTS THEREOF, PURSUANT TO THE SECURITY AGREEMENT.

      (e)   SECTION 10.3(E) is entirely amended, as follows:

            (E)   (I)   CONCURRENT WITH ANY BORROWING NOTICE
                  REQUESTING AN ADVANCE THAT, WHEN MADE, WILL CAUSE THE PRINCIPAL AMOUNT OUTSTANDING UNDER THE REVOLVING FACILITY COMMITMENT TO EXCEED $7,500,000, A BORROWING BASE REPORT SETTING FORTH THE RESPECTIVE AMOUNTS OF ACCEPTABLE RECEIVABLES, ACCEPTABLE GROWER CONTRACT RECEIVABLES, AND ACCEPTABLE INVENTORY AS OF THE LAST DAY OF THE PREVIOUS MONTH, TOGETHER WITH THE CALCULATION OF THE ADJUSTED BORROWING BASE; AND

                  (II) FOR ANY MONTH DURING WHICH THE PRINCIPAL AMOUNT OUTSTANDING UNDER THE REVOLVING FACILITY COMMITMENT EVER EXCEEDS $7,500,000, A BORROWING BASE REPORT SETTING FORTH THE RESPECTIVE AMOUNTS OF ACCEPTABLE RECEIVABLES, ACCEPTABLE GROWER CONTRACT RECEIVABLES, AND ACCEPTABLE INVENTORY AS OF THE LAST DAY OF SUCH MONTH, TOGETHER

                  WITH THE CALCULATION OF THE ADJUSTED BORROWING BASE. ANY BORROWING BASE REPORT REQUIRED TO BE DELIVERED UNDER THIS CLAUSE (II) SHALL BE DELIVERED TO THE BANK WITHIN 30 DAYS AFTER THE LAST DAY OF THE APPLICABLE MONTH.

                  ANY BORROWING BASE REPORT WHICH HAS BEEN TIMELY DELIVERED SHALL REMAIN IN EFFECT UNTIL THE NEXT BORROWING BASE REPORT IS TIMELY DELIVERED.

      (f) The definition of "SUBORDINATED DEBT" in SECTION 10.4 is entirely amended, as follows:

                  "SUBORDINATED DEBT" MEANS, AT ANY TIME, (A) DEBT OF ANY
            COMPANY INCURRED IN CONNECTION WITH BORROWER'S 12% SENIOR SUBORDINATED NOTES DUE MAY , 2003, IN THE PRINCIPAL AMOUNT OF $20,000,000, AND ANY NOTES GIVEN BY BORROWER IN EXCHANGE FOR THOSE NOTES IF THE NOTES SO GIVEN ARE SUBJECT TO THE SAME TERMS AS THE ORIGINAL NOTES (COLLECTIVELY, THE "SUBORDINATED NOTES"), AND (B) ANY OTHER DEBT OF ANY COMPANY (I) INCURRED AT A TIME WHEN NO POTENTIAL DEFAULT OR DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THIS AGREEMENT, (II) THE INCURRENCE OF WHICH SHALL NOT CAUSE A POTENTIAL DEFAULT OR DEFAULT UNDER THIS AGREEMENT (III) FOR WHICH NO SCHEDULED OR MANDATORY PRINCIPAL PAYMENT OR SINKING FUND PAYMENT IS DUE ON OR BEFORE THE EXPIRATION DATE, (IV) WHOSE COVENANTS ARE NO MORE RESTRICTIVE THAN THOSE SET FORTH IN THIS AGREEMENT, AND (V) THE PAYMENT OF WHICH IS SUBORDINATED TO DEBT OWED BY THE COMPANIES TO THE BANK IN A MANNER ACCEPTABLE TO THE BANK.

      (g)   SECTION 10.9(E) is entirely amended, as follows:

            (E) INCURRING PURCHASE MONEY DEBT TO FINANCE THE PURCHASE OF EQUIPMENT FOR ANY REPORTING COMPANY SO LONG AS THE OUTSTANDING PRINCIPAL AMOUNT OF THAT DEBT FOR ALL OF THE REPORTING COMPANIES, WHEN AGGREGATED WITH THE OUTSTANDING PRINCIPAL AMOUNT OF THE DEBT PERMITTED UNDER SECTION 10.9(G) BELOW, NEVER EXCEEDS $5,000,000.

      (h)   SECTION 10.11 is entirely amended, as follows:

            10.11 CAPITAL EXPENDITURES. NO COMPANY SHALL MAKE CAPITAL EXPENDITURES OTHER THAN PERMITTED CAPITAL EXPENDITURES. "PERMITTED CAPITAL EXPENDITURES" MEANS, WITHOUT DUPLICATION, (A) CAPITAL EXPENDITURES MADE IN CONNECTION WITH PERMITTED ACQUISITIONS, (B) THE PORTION OF CAPITAL EXPENDITURES FINANCED WITH DEBT PERMITTED UNDER
            SECTION 10.9(E) OF THIS AGREEMENT, OR (C) FOR ANY FISCAL YEAR OF THE BORROWER BEGINNING AFTER JANUARY 3, 1998, A TOTAL AMOUNT OF CAPITAL EXPENDITURES (OTHER THAN CAPITAL EXPENDITURES IN CONNECTION WITH PERMITTED ACQUISITIONS OR PERMITTED PURSUANT TO SUBSECTIONS (A) AND
            (B) ABOVE) THAT DOES NOT EXCEED THE SUM OF (I) $3,500,000 FOR ALL COMPANIES, PLUS (II) AMOUNTS, UP TO $500,000, FOR THE IMMEDIATELY PRECEDING FISCAL YEAR UNDER CLAUSE (I) ABOVE THAT WERE NOT UTILIZED FOR "PERMITTED CAPITAL EXPENDITURES".

      (i)   SECTION 10.13(J) is entirely amended, as follows:

            (J) INVESTMENTS IN OTHER PERSONS; PROVIDED THAT SUCH INVESTMENTS DO NOT IN THE AGGREGATE EXCEED $2,000,000.

      (j)   SECTION 10.14(D) is entirely amended, as follows:

            (D) IF, IMMEDIATELY AFTER CONSUMMATION OF SUCH ACQUISITION, THE PRINCIPAL AMOUNT OUTSTANDING UNDER THE REVOLVING FACILITY COMMITMENT WILL EXCEED $7,500,000, THEN WITHOUT THE PRIOR APPROVAL OF THE BANK, THE CONSIDERATION TO BE PAID BY ANY COMPANY IN CONNECTION WITH THE

                  ACQUISITION THAT IS COMPRISED OF CASH AND/OR DEBT, TO THE EXTENT SUCH DEBT IS A FIXED OBLIGATION OF THAT COMPANY THAT WILL BECOME A LIABILITY OF THE COMPANY UNDER GAAP PRIOR TO THE EXPIRATION DATE -- WHETHER ASSUMED, INCURRED, OR TO REMAIN, BUT IN ANY EVENT SUBJECT TO SECTIONS 10.9(F) AND (G) -- (I) DOES NOT COLLECTIVELY EXCEED $2,000,000;

      (k)   SECTION 10.14(E) is entirely amended, as follows:

            (E) IF THE CONSIDERATION DESCRIBED IN SECTION 10.14(D) ABOVE TO BE PAID BY ANY COMPANY IN CONNECTION WITH THE ACQUISITION COLLECTIVELY EXCEED $2,000,000, THE BORROWER PROVIDES THE BANK WITH EVIDENCE, SATISFACTORY TO THE BANK, OF THE POSITIVE OPERATING INCOME OF THE PERSON TO BE ACQUIRED FOR THE MOST RECENT 12-MONTH PERIOD;

      (l) New SECTION 10.25(I) and (J) are hereby added immediately following
      SECTION 10.25(H), to read as follows:

            (I) PREPAY OR CAUSE TO BE PREPAID ANY PRINCIPAL OF, OR ANY INTEREST ON, ANY OF THE SUBORDINATED NOTES EXCEPT (A) EXCHANGES OF SUBORDINATED NOTES FOR OTHER SUBORDINATED NOTES, AND (B) CONVERSIONS OF DEBT UNDER THE SUBORDINATED NOTES TO EQUITY OF BORROWER THAT IS NOT MANDATORILY REDEEMABLE.

            (J) AGREE TO ANY CHANGE OR AMENDMENT TO THE TERMS OF THE SUBORDINATED NOTES (OR ANY INDENTURE OR AGREEMENT IN CONNECTION THEREWITH) IF THE EFFECT OF SUCH CHANGE OR AMENDMENT IS TO: (A) INCREASE THE INTEREST RATE ON THE SUBORDINATED NOTES, (B) CHANGE THE DATES UPON WHICH PAYMENTS OF PRINCIPAL OR INTEREST ARE DUE ON THE SUBORDINATED NOTES OTHER THAN TO EXTEND SUCH DATES, (C) CHANGE ANY DEFAULT OR EVENT OF DEFAULT OR COVENANT OTHER THAN TO DELETE OR MAKE LESS RESTRICTIVE ANY DEFAULT OR COVENANT PROVISION THEREIN, (D) CHANGE THE REDEMPTION OR PREPAYMENT PROVISIONS OF THE SUBORDINATED NOTES OTHER THAN TO EXTEND THE DATES THEREFOR OR TO REDUCE THE PREMIUMS PAYABLE IN CONNECTION THEREWITH, OR (E) CHANGE OR AMEND ANY OTHER TERM IF SUCH CHANGE OR AMENDMENT WOULD MATERIALLY INCREASE THE OBLIGATIONS OF THE OBLIGOR OR CONFER ADDITIONAL MATERIAL RIGHTS TO THE HOLDER OF THE SUBORDINATED NOTES IN A MANNER ADVERSE TO BORROWER OR THE BANK.

      (m) EXHIBIT A-1 is entirely amended in the form of, and all references to EXHIBIT A-1 are changed to, the attached AMENDED EXHIBIT A-1.

3. AMENDMENTS TO SECURITY AGREEMENT. The Security Agreement is hereby amended as follows:

      (a) PARAGRAPH 1 of the Security Agreement is amended by entirely amending the following definitions, as follows:

            CHATTEL PAPER MEANS, FOR EACH DEBTOR (OTHER THAN ANY DEBTOR EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT PURSUANT TO PARAGRAPH 10(E) AFTER MAY 14, 1998), ANY "CHATTEL PAPER," AS THAT TERM IS DEFINED IN CHAPTER 9
            OF THE UCC.

            DOCUMENT MEANS, FOR EACH DEBTOR (OTHER THAN ANY DEBTOR EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT PURSUANT TO PARAGRAPH 10(E) AFTER MAY 14, 1998), ANY "DOCUMENT," AS THAT TERM IS DEFINED IN CHAPTER 9 OF THE UCC, INCLUDING, WITHOUT LIMITATION, ALL DOCUMENTS OF TITLE AND WAREHOUSE RECEIPTS OF DEBTOR.

            EQUIPMENT MEANS, FOR EACH DEBTOR (OTHER THAN ANY DEBTOR EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT PURSUANT TO PARAGRAPH 10(E) AFTER MAY 14, 1998), ANY "EQUIPMENT," AS THAT TERM IS DEFINED IN CHAPTER 9 OF THE UCC, AND, IN ANY EVENT, INCLUDES, WITHOUT LIMITATION, ALL MACHINERY, EQUIPMENT, FURNISHINGS, AND FIXTURES AND ANY AND ALL ADDITIONS, SUBSTITUTIONS, AND REPLACEMENTS OF ANY OF THE FOREGOING, WHEREVER LOCATED, TOGETHER WITH ALL ATTACHMENTS, COMPONENTS, PARTS, EQUIPMENT, AND ACCESSORIES INSTALLED THEREON OR AFFIXED THERETO.

            GENERAL INTANGIBLES MEANS, FOR EACH DEBTOR (OTHER THAN ANY DEBTOR EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT PURSUANT TO PARAGRAPH 10(E) AFTER MAY 5, 1998), ANY "GENERAL INTANGIBLES," AS THAT TERM IS DEFINED IN CHAPTER 9 OF THE UCC, AND, IN ANY EVENT, INCLUDES, WITHOUT LIMITATION, EACH OF THE FOLLOWING: (A) ALL OF DEBTOR'S PATENTS, PATENT APPLICATIONS, PATENT RIGHTS, SERVICE MARKS, TRADEMARKS, TRADE NAMES, TRADE SECRETS, INTELLECTUAL PROPERTY, REGISTRATIONS, GOODWILL, COPYRIGHTS, FRANCHISES, LICENSES, PERMITS, PROPRIETARY INFORMATION, CUSTOMER LISTS, DESIGNS, AND INVENTIONS;
            (B) ALL OF DEBTOR'S BOOKS, RECORDS, DATA, PLANS, MANUALS, COMPUTER SOFTWARE, AND COMPUTER PROGRAMS; (C) ALL OF DEBTOR'S CONTRACT RIGHTS, PARTNERSHIP INTERESTS AND JOINT VENTURE INTERESTS, DEPOSIT ACCOUNTS, INVESTMENT ACCOUNTS, AND CERTIFICATES OF DEPOSIT; (D) ALL RIGHTS OF DEBTOR TO PAYMENT UNDER LETTERS OF CREDIT AND SIMILAR AGREEMENTS;(E) ALL TAX REFUNDS AND TAX REFUND CLAIMS OF DEBTOR; (F) ALL CAUSES OF ACTION OF DEBTOR (WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE AND WHETHER OR NOT CURRENTLY IN LITIGATION) AND ALL JUDGMENTS IN FAVOR OF DEBTOR; (G) ALL RIGHTS AND CLAIMS OF DEBTOR UNDER WARRANTIES AND INDEMNITIES; AND (H) ALL RIGHTS OF DEBTOR UNDER ANY INSURANCE, SURETY, OR SIMILAR CONTRACT OR ARRANGEMENT.

            INSTRUMENT MEANS, FOR EACH DEBTOR (OTHER THAN ANY DEBTOR EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT PURSUANT TO PARAGRAPH 10(E) AFTER MAY 14, 1998), ANY "INSTRUMENT," AS THAT TERM IS DEFINED IN CHAPTER 9 OF
            THE UCC.

      (b) PARAGRAPH 4 of the Security Agreement is entirely amended, as follows:

            4.    COLLATERAL.  THE TERM "COLLATERAL" MEANS THE
            FOLLOWING ITEMS AND TYPES OF PROPERTY, WHEREVER
            LOCATED AND NOW OR IN THE FUTURE ACQUIRED OR EXISTING:

            O FOR EACH DEBTOR, ALL OF ITS ACCOUNTS, INVESTMENT PROPERTY, GROWER CONTRACT RECEIVABLES, INVENTORY, AND PLEDGED SECURITIES;

            O FOR EACH DEBTOR (OTHER THAN ANY DEBTOR EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT PURSUANT TO PARAGRAPH 10(E) AFTER MAY 14, 1998), ALL OF ITS CHATTEL PAPER, DOCUMENTS, EQUIPMENT, GENERAL INTANGIBLES, AND INSTRUMENTS; AND

            O ALL CASH AND NONCASH PROCEEDS OF ANY OTHER COLLATERAL, INCLUDING, WITHOUT LIMITATION, ALL CASH, ACCOUNTS, GENERAL INTANGIBLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, GOODS, AND ANY OTHER PROPERTY RECEIVED UPON THE SALE OR DISPOSITION OF ANY OTHER COLLATERAL AND ALL INSURANCE PROCEEDS OF ANY KIND PAID AT ANY TIME IN CONNECTION WITH ANY OTHER COLLATERAL.

      (c) PARAGRAPH 10(E) of the Security Agreement is entirely amended, as follows:

            (E) ADDITIONAL DEBTORS. ANY PERSON THAT BECOMES A SUBSIDIARY OF ANY DEBTOR SUBSEQUENT TO THE DATE HEREOF AND THAT WAS NOT A "DEBTOR" UNDER THIS AGREEMENT AT THE TIME OF INITIAL EXECUTION HEREOF SHALL BECOME A "DEBTOR" HEREUNDER BY EXECUTING AND DELIVERING TO SECURED PARTY AN ADDITIONAL SUBSIDIARIES SUPPLEMENT IN THE FORM ATTACHED HERETO AS ANNEX 4. ANY SUCH SUBSIDIARY SHALL THEREAFTER BE DEEMED A "DEBTOR" FOR ALL PURPOSES UNDER THIS AGREEMENT (EXCEPT TO THE EXTENT CERTAIN PROVISIONS SPECIFICALLY DO NOT APPLY TO "DEBTORS" EXECUTING AN ADDITIONAL SUBSIDIARIES SUPPLEMENT AFTER MAY 14, 1998).

      (d) ANNEX 4 to the Security Agreement is entirely amended in the form of, and all references to ANNEX 4 are changed to, the attached AMENDED ANNEX 4.

4. CONDITIONS PRECEDENT. This Amendment will become effective as of the date first written above, provided that the Bank has received from the Borrower a duly executed original of this Amendment, together with each item set forth on the attached ANNEX 1.

5. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the liens and security interests granted therein, shall continue to secure Borrower's obligations and indebtedness to Bank, direct or indirect, arising pursuant to the Revolving Note and the Loan Agreement, as amended hereby, whether or not such other Loan Documents shall be expressly supplemented or amended in connection with this Amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby. All references in the Loan Documents to the Security Agreement shall hereafter be deemed to be references to the Security Agreement as amended hereby.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

8. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES FOLLOW.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK:

BANK OF AMERICA TEXAS, N.A.



By:
    Connor J. Duffey, Vice President

BORROWER:

FRESH AMERICA CORP.



By:
    Robert C. Kiehnle, Executive Vice President

                   COMBINED SECOND AMENDMENT SIGNATURE PAGE
                             PAGE ONE OF TWO PAGES

SUBSIDIARY/DEBTORS:

LONE STAR PRODUCE ACQUISITION CORP.



By:
    Robert C. Kiehnle, Vice President


PRODUCE PLUS, INC.



By:
    Robert C. Kiehnle, Vice President


ONE MORE TOMATO, INC.



By:
    Robert C. Kiehnle, Vice President


FRESH AMERICA CALIFORNIA, INC.



By:
    Robert C. Kiehnle, Vice President

C. KALIL FRUIT AND VEGETABLE, INC.



By:
    Robert C. Kiehnle, Vice President

SAM'S BANANA CO., INC.



By:
    Robert C. Kiehnle, Vice President
FRESH AMERICA LOUISIANA, INC.



By:
    Robert C. Kiehnle, Vice President


FRESH AMERICA GEORGIA, INC.



By:
    Robert C. Kiehnle, Vice President


FRESH AMERICA SAN DIEGO, INC.



By:
    Robert C. Kiehnle, Vice President


HEREFORD HAVEN, INC.



By:
    Robert C. Kiehnle, Vice President

FRANCISCO ACQUISITION CORP.



By:
    Robert C. Kiehnle, Vice President


                   COMBINED SECOND AMENDMENT SIGNATURE PAGE
                             PAGE two OF TWO PAGES

                                     ANNEX 1


1. COMBINED SECOND AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND SECOND AMENDMENT TO BUSINESS LOAN SECURITY AGREEMENT (this "AMENDMENT") dated as of May 14, 1998, between FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the "SUBSIDIARY/DEBTORS" (herein so called), and BANK OF AMERICA TEXAS, N.A., a national banking association ("BANK"), the defined terms in which have the same meanings when used in this Annex, to which must be attached the following:

      AMENDED EXHIBIT A-1 [TO CREDIT AGREEMENT] -     AMENDED AND RESTATED REVOLVING NOTE
      AMENDED ANNEX 4 [TO SECURITY AGREEMENT]   -     AMENDED ADDITIONAL SUBSIDIARIES SUPPLEMENT

2. AMENDED AND RESTATED REVOLVING NOTE dated as of May 14, 1998, executed by Borrower, and payable to Bank in the stated principal amount of $15,000,000.

3. RELEASE OF LIEN, executed by Bank, releasing liens granted to Bank by Borrower by that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rents dated as of February 2, 1998, executed by Borrower as GRANTOR, for the benefit of Bank, with respect to certain Real Property located in Harris County, Texas, and recorded in the Real Property Records of Harris County, Texas at Vol. 516-91, Pgs. No. 0842-0864, Filmcode No. S858449.

4. RELEASE OF LIEN, executed by Bank, releasing liens granted to Bank by Borrower by that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rents dated as of February 2, 1998, executed by Borrower as GRANTOR, for the benefit of Bank, with respect to certain Real Property located in Wayne County, Indiana, and recorded in the Real Property Records of Wayne County, Indiana at Instrument No.
      1998001571.

5. EVIDENCE OF PAYMENT of all amounts outstanding under the Bridge Loan Commitment.

6. CONSENT of Bank to Borrower's incurrence of debt described in ITEMS 7-10, below.

7. SECURITIES PURCHASE AGREEMENT dated as of May , 1998, executed by and between Borrower and each PURCHASER described therein.

8. NOTE AGREEMENT dated as of May , 1998, executed by and between Borrower and each PURCHASER described therein.

9. WARRANT AGREEMENT dated as of May , 1998, executed by and between Borrower and each PURCHASER described therein.

10. SUBORDINATED GUARANTY dated as of May , 1998, one executed by each Subsidiary of Borrower OTHER THAN Unrestricted Subsidiaries.

11. SECRETARY OR ASSISTANT SECRETARY CERTIFICATES for Borrower and each Subsidiary/Debtor, executed by its Secretary or any Assistant Secretary as to the resolutions of its directors authorizing the Amendment and the transactions contemplated inITEMS 7-10, above, and as to no changes with respect to the incumbency of its officers, its bylaws or corporate charter.

12. OPINION of counsel to Borrower with respect to ITEMS 7-10 above, addressed to the PURCHASERS described therein.

13. OPINION of counsel to Purchasers with respect to ITEMS 7-10 above, addressed to the PURCHASERS described therein.